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EXHIBIT 10.11

EXHIBIT B

LICENSE AGREEMENT

This AGREEMENT is made and entered into this 15th of October, 2004 (“Effective Date”) by and between the Keck Graduate Institute of Applied Life Sciences, a corporation duly organized and existing under the laws of the State of California, having a principal place of business at 535 Watson Drive, Claremont, CA 91711 (hereinafter “KGI”) and Alder BioPharmaceutical, Inc., a Delaware corporation, having a principal place of business at 4750 Carillon Point, Kirkland, WA 98033, (hereinafter called “LICENSEE”).

WHEREAS, KGI and LICENSEE entered into that certain Option Agreement dated November 18, 2002; and

WHEREAS, LICENSEE has duly and timely exercised its option pursuant to said Option Agreement and KGI has agreed, pursuant to the Option Agreement, to enter into this License Agreement concerning certain inventions specified in the attached Exhibit A (“Licensed Inventions”) resulting from the Research Program described in the attached Exhibit B;

ACCORDINGLY, the parties agree as follows:

1.	DEFINITIONS.

“Antibody” means a [***] antibody, whether multiple or single chain, recombinant or naturally occurring or a combination of the foregoing, whole or fragment, monospecific or bispecific, and any analogs, constructs, conjugates, fusions or chemical modifications and other attachments thereof.

“Field” means the production and optimization of Antibodies in yeast.

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“Licensed Inventions” are the inventions specified on Exhibit A, attached hereto.

“Licensed Patents” are all patents and patent applications claiming the Licensed Inventions, including those listed on Exhibit A, and all provisionals, divisionals, substitutions, continuations and continuations-in-part, and reissues, re-examinations, and extensions of the preceding, patents issuing on each of the preceding, and all foreign counterparts of each of the preceding.

“Licensed Products” are products covered by a valid issued claim of a Licensed Patent or a claim of a pending patent application in the country in which such Licensed Product is sold, or products made using a process covered by a valid issued claim of a Licensed Patent or a claim of a pending patent application in the country in which such Licensed Product is sold.

“Licensed Services” are services covered by a valid issued claim of a Licensed Patent or a claim of a pending patent application in the country in which such Licensed Services are sold, or services rendered using a process covered by a valid issued claim of a Licensed Patent or a claim of a pending patent application in the country in which such Licensed Services are sold.

“Qualified Financing” shall mean the gross proceeds to LICENSEE from equity or debt financing or research contracts or grants, in a single or series of transactions, in an aggregate amount not less than [***] dollars ($[***]).

“Research Program” is as described in the attached Exhibit B.

“Technology” consists of all proprietary information, know-how, procedures, methods, prototypes, designs, technical data, reports and data owned or controlled by KGI as of the Effective Date of this Agreement that is necessary or useful in the development of Licensed Products or Licensed Services.

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2.	LICENSE GRANT.

Subject to the terms and conditions of this Agreement, KGI hereby grants to LICENSEE a worldwide, exclusive license, with the right to sublicense, under the Licensed Patents, to make, have made, import, use, sell and otherwise distribute Licensed Products and Licensed Services for all research and commercial applications (the “License”). KGI additionally grants to LICENSEE a worldwide, exclusive license, with the right to sublicense, to the Technology in the Field. Subject to Article 6 herein, KGI retains and reserves the [***] right [***] to practice [***]. KGI further retains and reserves the [***] right [***] to practice the (i) Licensed Patents and (ii) Technology within the Field solely for noncommercial educational, research, [***] and publishing purposes.

3.	COMMERCIALIZATION.

LICENSEE will use commercially reasonable efforts to bring the Licensed Products and Licensed Services to market through a thorough, diligent program for exploitation of the Licensed Products and Licensed Services, subject to market, competition and financial considerations. For purposes of this requirement, efforts of LICENSEE’s sublicensees shall be considered efforts of LICENSEE.

4.	TERM AND TERMINATION.

a. This Agreement shall terminate on a country-by-country basis upon the expiration of the last to expire Licensed Patent in such country. LICENSEE shall have the right to terminate the Agreement with respect to any Licensed Patent or [***], on thirty (30) days written notice.

b. This Agreement can be terminated by either party for material breach by the other party of any obligation arising hereunder, by giving ninety (90) days prior written notice to the other party specifying the cause for the termination; provided, however, that

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if the breach is cured within the ninety (90) day period, the notice shall be withdrawn and shall be of no effect. Upon a material breach by KGI that is not cured within the applicable period, LICENSEE shall retain [***] to the [***] and [***].

c. Upon a breach of this Agreement by LICENSEE that results in termination of this Agreement, all sublicenses granted by LICENSEE under this Agreement shall automatically convert to direct licenses between KGI and the respective Sublicensee.

5.	PAYMENTS.

a. Equity. Upon execution of this Agreement, LICENSEE shall issue to KGI shares of its Common Stock representing [***] of the Founders Stock. For purposes of this Agreement, “Founders Stock” shall mean any and all shares of Common Stock (or securities exercisable for Common Stock) issued or issuable to KGI, [***] prior to the Qualified Financing (which represents all the individuals and entities to whom the Company has committed to issue securities as of November 12, 2002). Such shares shall be issued pursuant to a Common Stock Purchase Agreement on terms mutually agreeable to KGI and LICENSEE.

b. Annual License Fee. LICENSEE shall pay KGI a non-refundable annual license fee of [***] dollars ($[***]) commencing on the [***] of the Effective Date and each [***] thereafter during the term of the Agreement.

c. [***] Fees. LICENSEE agrees to reimburse KGI for the services described in Exhibit B and performed under the Research Program in amounts equal to [***]

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[***] and to make payment of such reimbursements on or before the later of (i) [***] following receipt of an invoice from KGI detailing the services performed and the reimbursement owed or (ii) [***] following the closing of a Qualified Financing.

6.	CONFIDENTIALITY.

a. “LICENSEE Confidential Information” shall mean the Technology within the Field, unpublished Licensed patents and information provided by LICENSEE that is designated as confidential by LICENSEE. “KGI Confidential Information” shall mean any information provided by KGI (including the Technology outside the Field) that is designated confidential by KGI. For a period of [***] from the date of disclosure, each party (a) shall treat as confidential all Confidential Information of the other party, (b) shall not use such Confidential Information except as expressly permitted under the terms of this Agreement or otherwise authorized in writing by the other party, (c) shall implement reasonable procedures to prohibit the disclosure, unauthorized duplication, misuse or removal of such Confidential Information and (d) shall not disclose the other’s Confidential Information to any third party. Without limiting the foregoing, each of the parties shall use at least the same procedures and degree of care to prevent the disclosure of Confidential Information as it uses to prevent the disclosure of its own confidential information of like importance.

b. Notwithstanding the above, neither party shall have liability to the other with regard to any Confidential Information of the other party that: (i) was generally known and available to the public at the time it was disclosed, or becomes generally known and available to the public through no fault of the receiving party; (ii) was known to the receiver at the time of disclosure as shown by the receiving party’s written records in existence at the time of disclosure; (iii) is disclosed by the receiving party with the prior written approval of the party providing the Confidential Information; (iv) becomes known to the receiving party from a source other than the disclosing party without breach

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of this Agreement by the receiving party and in a manner that is otherwise not in violation of the disclosing party’s rights; (v) is disclosed as required by law, including without limitation any securities law, patent laws or pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, that the receiving party shall provide reasonable advance notice to enable the disclosing party to seek a protective order or otherwise prevent such disclosure; or (vi) is disclosed as required by law or regulation in obtaining approval to import, distribute or use Licensed Products, Licensed Services or Technology in the manner authorized under this Agreement.

c. Nothing in this Agreement shall be construed as prohibiting either party from teaching, presenting, demonstrating or publishing any of the results of their own research on the Licensed Inventions, including without limitation research results which constitute Confidential Information; provided, however, each party agrees to provide the other party with a copy of any proposed publication of Confidential Information at least [***] prior to submission to the publisher or such time (not to exceed [***]) as is sufficient to allow the steps necessary to protect intellectual property, including the filing of any patent applications. The right of publication set forth herein shall not extend to any subject matter developed exclusively by LICENSEE and provided to KGI designated as confidential.

7.	PATENT RIGHTS.

a. Patent Prosecution and Maintenance. From and after the date of this Agreement, the provisions of this Section 7a shall control the prosecution and maintenance of any patent included within Licensed Patents. During the term of this Agreement, [***] shall direct and control at [***]: (i) the preparation, filing and prosecution of the United States and foreign patent applications within the Licensed

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Patents (including any interferences and foreign oppositions) and (ii) maintain the patents issuing therefrom. [***]. In the event that LICENSEE declines to seek patent protection on any Licensed Invention, [***] or [***], [***] shall give [***] notice thereof at least [***] prior to the date on which [***] is required by law to make a filing in order to preserve rights to patent protection in such country, and [***].

b. Prosecution and Defense of Infringements. [***] shall have the [***] to prosecute any and all infringements of any Licensed Patents and shall have the [***] to defend all charges of infringement arising as a result of [***], its Affiliates or sublicensees, unless otherwise agreed to between [***] and [***]. If [***] fails to resolve such infringement claims or initiate a lawsuit within [***] of its receipt of notice of such infringement or claim of infringement, [***], to prosecute such infringement or defend against such claims. [***] may enter into settlements, stipulated judgments or other arrangements respecting such infringement, [***].[***] shall hold [***] harmless from any costs, expenses or liability respecting all such infringements or charges of infringement that [***]. KGI and LICENSEE each agree to provide reasonable assistance that the party undertaking an action under this Section may require in the litigation, provided that the party providing such assistance to the other shall be [***]. Any damages or other recovery from an action undertaken by LICENSEE or KGI pursuant to this Section shall be allocated [***], and the balance will be allocated among the parties [***].

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8.	INDEMNIFICATION, INSURANCE, LIMITATION OF LIABILITY.

a. Indemnification. LICENSEE agrees to indemnify and hold harmless KGI and all its directors, officers and employees (collectively, the “Indemnitees”) from and against any and all claims, demands and actions, and resulting liabilities, judgments, costs and expenses arising out of or related in any way to LICENSEE’s exercise of its right to use, make, have made, import, offer for sale or sell the Licensed Products, Licensed Services or Technology; provided that KGI promptly notifies LICENSEE of any such claims of which it has knowledge and fully cooperates with LICENSEE and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification. The foregoing indemnity shall not apply to the extent any such liability is attributable to the sole negligence or willful misconduct of KGI.

b. Insurance. At such time as LICENSEE or its sublicensees begin to sell or distribute Licensed Products or Licensed Services, LICENSEE shall, at its sole expense, procure and maintain insurance policies, [***] with commercially reasonable scope and coverage terms. Such insurance shall specifically designate KGI as an additional insured. LICENSEE shall provide KGI with a certificate of such insurance, issued by the insurer and shall maintain the insurance and provide certificates for each subsequent policy period. LICENSEE shall provide KGI with notice at least [***] prior to any cancellation, non-renewal or material change in such insurance.

c. Limitation of Liability. IN NO EVENT WILL EITHER PARTY HERETO BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES SUFFERED BY THE OTHER PARTY ARISING IN ANY WAY OUT OF THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, INCLUDING WITHOUT LIMITATION ANY ACT OF FAILURE TO ACT OF ANY NATURE BY EITHER PARTY. THIS LIMITATION WILL APPLY EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

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9.	MISCELLANEOUS.

a. Governing Law; Dispute Resolution. This Agreement and any dispute arising out of or in connection herewith shall be governed by the laws of the State of California, without reference to conflicts of laws principles. Any dispute or claim arising out of or in connection with this Agreement shall be resolved as follows: (a) for a period of [***] after a dispute arises the respective appropriate officers of the parties shall negotiate in good faith in an effort to resolve the dispute; and (b) if the dispute has not been resolved at the close of such [***] period, the matter will be finally settled by binding arbitration under the Rules of Arbitration of the American Arbitration Association, by a single arbitrator appointed in accordance with said rules in Los Angeles County, California. Judgment on an award rendered by an arbitrator or arbitrators may be entered in any court having jurisdiction over the parties. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief without breach of this arbitration provision.

b. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes hereof if mailed by first class certified or registered mail, postage prepaid, or sent via overnight delivery service (e.g., FedEx, DHL) addressed to the party to be notified at its address shown above or such other address as may have been furnished in writing to the notifying party.

c. Warranty. KGI warrants that it (i) is the sole and exclusive owner or co-owner of all right, title and interest in the Licensed Inventions and Licensed Patents; (ii) has the right to enter into this Agreement and (iii) has not previously granted and during the term of this Agreement will not grant to any third party any rights inconsistent with

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the rights granted herein. To the best of KGI’s actual knowledge, the Licensed Inventions do not infringe or conflict with any patent or other proprietary right of any third party and there is no claim or basis therefore that might limit the use of the Licensed Inventions as provided in the license grant to LICENSEE herein.

d. Assignment. This Agreement may not be assigned or transferred by either party without the prior consent to the other party hereto; provided, however, either party may transfer or assign this Agreement without the prior consent of the other party hereto in connection with the transfer or sale of all or substantially all of its assets, whether by sale, merger, operation of law or otherwise.

e. Waiver. Failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by either party in one or more instances by construed as constituting a continuing waiver or as a waiver in other instances.

f. Entire Agreement. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all written and oral prior agreements and understandings with respect thereto. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by both parties.

g. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed the same agreement.

h. Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first written above.

KECK GRADUATE INSTITUTE OF APPLIED LIFE SCIENCES		ALDER BIOPHARMACEUTICAL, INC.

By:	/s/ Sheldon M. Schuster	By:	/s/ Randall C. Schatzman
	Sheldon M. Schuster President		Randall C. Schatzman President

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EXHIBIT A

List of all Licensed Inventions and Licensed Patents under this Agreement:

Licensed Patents:

A)	METHODS OF SYNTHESIZING HETEROMULTIMERIC POLYPEPTIDES IN YEAST USING A HAPLOID MATING STRATEGY (provisional patent filed October 22, 2004)

Inventors: Randal Schatzman, Mark Litton, John Latham, Ilya Tolstorukov and James M. Cregg

Description: Methods are provided for the sythesis and secretion of recombinant hetero-multimeric proteins in mating competent yeast. A first expression vector is transformed into a first haploid cell; and a second expression vector is transformed into a second haploid cell. The transformed halpod cells, each individually synthesizing a non-identical polypeptide, are identified and then genetically crossed or fused. The resulting diploid strains are utlized to produce and secrete fully assembled and biologically funcional hetero-multimeric protein.

B)	[***].